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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     MAY 14, 2001

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP
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               (Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS                         0-12138                        04-2619298
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  (State or Other Jurisdiction        (Commission                 (IRS Employer
       of Incorporation               File Number)          Identification No.)

39 BRIGHTON AVENUE, ALLSTON, MASSACHUSETTS                           02134
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code  (617) 783-0039

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On November 13, 2001, New England Realty Associates Limited Partnership ("NERA") adopted a Policy for Establishment of Rule 10b5-1 Trading Plans (the "Policy"). Pursuant to the Policy, NERA authorized its officers, directors and certain employees, shareholders and affiliates who are deemed "insiders" of NERA to adopt individual plans for trading NERA's securities ("Trading Plans"), and established certain procedural requirements relating to the establishment, modification and termination of such Trading Plans.


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         The procedural requirements specified in the Policy include the following: (a) Prohibiting the adoption of a Trading Plan during any period when the person anticipating the purchase and/or sale of NERA's securities (a "Trader") is aware of any material, nonpublic information concerning NERA or its securities; (b) prohibiting the adoption of a Trading Plan during the period commencing on the first day of the third month of each of NERA's fiscal quarter and ending two (2) days after NERA releases to the public its financial results;
(c) requiring that each Trading Plan (i) be approved by NERA, (ii) be entered in and adopted in good faith, (iii) be signed by both the Trader and NERA and specify the date of adoption by the Trader and approval by NERA, (iv) contain the amount of, prices at which and the future dates on which the securities are to be purchased or sold or a written formula or mechanism or computer program for determining such amount, prices and future dates, (v) contain representations by both the Trader and NERA that at the time of adoption, neither of them was aware of any material, nonpublic information concerning NERA or its securities, and (vi) contain a statement that any purchase or sale of NERA securities by the Trader while the Trading Plan is in effect must be made according to the Trading Plan, without deviation; and (d) prohibiting termination or modification of the Trading Plan only if such termination or modification is in good faith and is set forth in a written agreement signed by the Trader and NERA, and if, at such time, neither the Trader nor NERA is aware of any material, nonpublic information concerning NERA or its securities and the written agreement contains representations of each of them to that effect.

         On May 14, 2001, the Company approved a Trading Plan of Harold Brown, a shareholder, Director, Treasurer and employee of NewReal, Inc., the sole General Partner of NERA. Mr. Brown's Trading Plan provides for the purchase of up to 20,000 Depositary Receipts of NERA as such become available during the period from May 14, 2001 through May 13, 2002. Mr. Brown's Trading Plan meets all of the procedural requirements of the Policy.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by under signed hereunto duly authorized.

                                         July 10, 2001

                                         New England Realty Associates
                                                  Limited Partnership

                                         By:      NewReal, Inc.
                                                  Its General Partner

                                                  By: /s/ RONALD BROWN